VERTICAL CAPITAL INCOME FUND

July 23, 2015

Supplement to the Prospectus dated January 31, 2015
and the prior Supplements dated June 23, 2015 and July 7, 2015

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The following updates and supplements any prior information provided in the Fund's Prospectus, Statement of Additional Information or Prior Supplements. Any information to the contrary should be disregarded.

Fund Fees and Expenses

The Fund's Prospectus dated January 31, 2015 disclosed gross annual expenses of 2.32% and net expenses of 1.91%. The Fund's current estimated and restated expenses are presented below. The Fund benefits from an expense limitation agreement provided by the Fund's new investment adviser (Behringer Advisors, LLC) that limits expense to 1.85% until January 31, 2017, subject to certain exclusions. Because the Fund expects to incur certain transition expenses, which are excluded from the expense limitation agreement, both gross and net expenses are projected to be higher. Current estimated gross annual expenses are 2.46% and estimated net expenses are 2.15%. The former adviser had limited Fund expenses, subject to certain exclusions, to 1.85% until January 31, 2016 and 2.50% at least through April 30, 2024.

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)[1]	4.50%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.25%
Interest Payments and Fees on Borrowed Funds	0.09%
Other Expenses	1.12%
Total Annual Expenses	2.46%
Fee Waiver [2]	(0.31)%
Total Annual Expenses (after fee waiver)	2.15%

(1)The Fund's transfer agent charges a $15 fee for repurchase proceeds transferred by wire.

(2) Behringer Advisors, LLC (the "Adviser") and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.85% per annum of the Fund's average daily net assets through at least January 31, 2017 (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect as described above unless and until the Board approves its modification or termination; or, if shareholders do not vote to approve the Adviser, the Expense Limitation Agreement will terminate on November 19, 2015.

Mortgage Note Servicer

Effective June 24, 2015, the Fund hired Statebridge Company, LLC ("Statebridge") to serve as the Fund's new mortgage note servicer. The Fund's previous mortgage note servicer (Vertical Recovery Management, LLC) is serving in a transition capacity until all serving functions can be assumed by Statebridge. This transition is expected to be substantially complete by July 31, 2015. Statebridge was founded in 2008 and services over 10,000 loans representing over $1 billion in principal value. Statebridge is paid a base fee as well as per-function fees for servicing the Fund's mortgage notes.

Independent Registered Public Accounting Firm ("Auditor").

On February 19, 2015, BBD LLP ("BBD") resigned as the Fund's Auditor for the fiscal year ending September 30, 2015. BBD had served as the Fund's auditor for all prior periods including the fiscal year ended September 30, 2014. BBD informed the Fund's Audit Committee that BBD was resigning because it was narrowing the type of fund clients for which it provides audit services and that the resignation was not related to any disagreements with the Fund or its management. The Fund's Audit Committee is presently in the process of reviewing new auditors. BBD's reports on the Fund's financial statements for the periods prior to October 1, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the periods ended prior to October 1, 2014, there were no disagreements between the Fund and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such periods.

The Fund's Audit Committee is presently in the process of seeking a new auditor and will notify shareholders when a new auditor is selected.

Termination of Prior Adviser

On June 22, 2015, the Board of Trustees of the Fund terminated the investment advisory agreement with Vertical Capital Asset Management, LLC ("VCAM"). The Board determined, based on information provided by VCAM, that VCAM lacked sufficient resources to meet its obligations to the Fund, and failed to adequately monitor the actions of its affiliate Vertical Recovery Management, LLC ("VRM") in its duties as the servicing agent of the mortgage notes held by the Fund. VRM's primary duties to the Fund where to collect interest, principal, taxes, and insurance and other mortgage note related payments and either forward them on to the Fund or preserve them in an escrow account for payment when due. The Board believes that VRM did not keep adequate records of these functions and did not have adequate controls over the servicing-related bank account. The Board believes that without the corrective and protective actions taken by the Board, Fund assets might have been jeopardized.

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This Supplement, and the Prospectus and Statement of Additional Information both dated January 31, 2015, as well as the prior Supplements dated June 23, 2015 and July 7, 2015, provide relevant information for all shareholders and should be retained for future reference. Each of the Prospectus and the Statement of Additional Information dated January 31, 2015, as well as the prior Supplements dated June 23, 2015 and July 7, 2015, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-277-VCIF or by visiting www.VerticalUS.com.

Please retain this Supplement for future reference.

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